Exhibit 10.2

INVESTOR RIGHTS AGREEMENT

This Investor Rights Agreement (this “Agreement”) is entered into as of February 15, 2024 by and among:

(i)	SEMILUX INTERNATIONAL LTD., a Cayman Islands exempted company limited by shares (“CayCo”);

(ii)	Taiwan Color Optics, Inc., a company incorporated and in existence under the Laws of Taiwan (the “Company”);

(iii)	Chenghe Acquisition Co., a Cayman Islands exempted company limited by shares (“SPAC”);

(iv)	certain equityholders of the Company listed on Schedule I hereto (each, a “Company Holder” and collectively, the “Company Holders”); and

(v)	certain equityholders of SPAC, listed on Schedule II hereto that will receive CayCo Ordinary Shares (as defined below) pursuant to the transactions contemplated by the Business Combination Agreement (as defined below) (each, a “SPAC Holder” and collectively, the “SPAC Holders,” together with the Company Holders and any Person or entity who hereafter becomes a party to this Agreement pursuant to Section 7.2 of this Agreement, each a “Holder” and collectively the “Holders”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Business Combination Agreement.

RECITALS

WHEREAS, CayCo, SEMILUX LTD. (“Merger Sub”), the Company, and SPAC have entered into that certain Business Combination Agreement, dated as of July 21, 2023 (as amended or supplemented from time to time, the “Business Combination Agreement”);

WHEREAS, CayCo and the Company have delivered to SPAC the fully executed Phase I Restructuring Documents as of the date of this Agreement, and CayCo and the Company will conduct and consummate the TCO Restructuring at least one (1) Business Day before the Closing Date;

WHEREAS, upon the terms and subject to the conditions of the Business Combination Agreement and in accordance with the applicable provisions of the Companies Act (As Revised) of the Cayman Islands, the parties thereto desire to enter into a business combination transaction, whereby immediately after the TCO Restructuring Closing and at the Merger Effective Time, Merger Sub will merge with and into SPAC, the separate corporate existence of Merger Sub will cease and SPAC will be the surviving corporation and a wholly owned subsidiary of CayCo (the “Merger”), and SPAC will change its name to “SEMILUX LTD.”;

WHEREAS, the Company and the Company Holders are parties to that certain shareholders, voting or similar agreement among the Company and any of the Company Shareholders or among the Company Shareholders, with respect to the Company or its capital shares (the “Prior Company Agreement”);

WHEREAS, SPAC and certain of the SPAC Holders are parties to that certain Registration and Shareholder Rights Agreement, dated April 27, 2022 (the “Prior SPAC Agreement”);

WHEREAS, the Company and the Company Holders desire to terminate the Prior Company Agreement in its entirety and to accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Prior Company Agreement; and

WHEREAS, SPAC and the SPAC Holders desire to terminate the Prior SPAC Agreement in its entirety and to accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Prior SPAC Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article 1
DEFINITIONS

The following capitalized terms used herein have the following meanings:

“Action” means any charge, claim, action, complaint, petition, prosecution, audit, investigation, appeal, suit, litigation, injunction, writ, order, arbitration or other similar proceeding initiated or conducted by a mediator, arbitrator or Governmental Authority, whether administrative, civil, regulatory or criminal, and whether at law or in equity, or otherwise under any applicable Law.

“Addendum Agreement” is defined in Section 7.2.

“affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, its capacity as a sole or managing member or otherwise. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; provided, that no Holder shall be deemed an affiliate of CayCo or any of its Subsidiaries for purposes of this Agreement and neither CayCo nor any of its Subsidiaries shall be deemed an affiliate of any Holder for purposes of this Agreement.

“Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“Block Trade” means an offering and/or sale of Registrable Securities by any Holder on a block trade or underwritten basis (whether firm commitment or otherwise) without substantial marketing efforts prior to pricing, including, without limitation, a same day trade, overnight trade or similar transaction.

“Board” means the board of directors of CayCo.

“Business Combination Agreement” is defined in the Recitals to this Agreement.

“Business Day” means a day on which commercial banks are open for business in New York, U.S., the Cayman Islands, Taiwan and Hong Kong, except a Saturday, Sunday or public holiday (gazetted or non-gazetted and whether scheduled or unscheduled).

“CayCo” is defined in the Preamble to this Agreement.

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“CayCo Ordinary Share” means an ordinary share, with par value US$0.0001 per share, of CayCo.

“Closing” has the meaning assigned to such term in the Business Combination Agreement.

“Closing Date” has the meaning assigned to such term in the Business Combination Agreement.

“Commission” means the SEC, or any other Federal agency then administering the Securities Act or the Exchange Act.

“Company” is defined in the Preamble to this Agreement.

“Company Holders” is defined in the Preamble to this Agreement.

“Demand Registration” is defined in Section 2.2.1.

“Demand Takedown” is defined in Section 2.1.5(a).

“Demanding Holder” is defined in Section 2.2.1.

“Effectiveness Period” is defined in Section 3.1.4.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Form F-1” means a Registration Statement on Form F-1.

“Form F-1 Shelf” has the meaning assigned to such term in Section 2.1.1.

“Form F-3” means a Registration Statement on Form F-3 or any similar short-form registration that may be available at such time.

“Form F-3 Shelf” has the meaning assigned to such term in Section 2.1.1.

“Governing Documents” has the meaning assigned to such term in the Business Combination Agreement.

“Governmental Authority” means any federal, state, provincial, municipal, local, foreign, multi-national, supra-national, government or governmental authority or regulatory body thereof, or political subdivision thereof, or any commission, department, board, bureau, agency, instrumentality or authority thereof, any court, tribunal, arbitrator, arbitration panel or similar judicial body or any self-regulatory organization.

“Governmental Order” means any order, judgment, injunction, decree, writ, stipulation, determination, assessment or award (including any arbitration award), in each case, entered by or with any Governmental Authority.

“Holder” shall have the meaning given in the Preamble to this Agreement, for so long as such Person or entity holds any Registrable Securities.

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“Holder Indemnified Party” is defined in Section 4.1.

“Indemnification Sources” is defined in Section 6.5.3.

“Indemnified Liabilities” is defined in Section 6.5.1.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Indemnitee-Related Entities” is defined in Section 6.5.3.

“Independent Director” means a director who is “independent” for the purposes of the listing and corporate governance rules and regulations of Nasdaq.

“Jointly Indemnifiable Claims” is defined in Section 6.5.3.

“Law” means any statute, law, ordinance, rule, regulation, directive or Governmental Order, in each case, of any Governmental Authority.

“Maximum Number of Shares” is defined in Section 2.2.4.

“Merger” is defined in the Recitals to this Agreement.

“Merger Effective Time” has the meaning assigned to such term in the Business Combination Agreement.

“Merger Sub” is defined in the Recitals to this Agreement.

“Nasdaq” means the Nasdaq Stock Market LLC.

“Necessary Action” means, with respect to any party and a specified result, all actions (to the extent such actions are not prohibited by applicable Law and within such party’s control, and in the case of any action that requires a vote or other action on the part of the Board to the extent such action is consistent with fiduciary duties that CayCo’s directors may have in such capacity) necessary to cause such result, including (a) calling special meetings of shareholders, (b) voting or providing a written consent or proxy, if applicable in each case, with respect to CayCo Ordinary Shares, (c) causing the adoption of shareholders’ resolutions and amendments to CayCo’s Governing Documents, (d) executing agreements and instruments, (e) making, or causing to be made, with Governmental Authorities, all filings, registrations or similar actions that are required to achieve such result and (f) nominating or appointing certain Persons (including to fill vacancies) and providing the highest level of support for election of such Persons to the Board in connection with the annual or special meeting of shareholders of CayCo.

“New Registration Statement” is defined in Section 2.1.4.

“Notices” is defined in Section 7.5.

“Person” means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or instrumentality or other entity of any kind.

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“Piggy-Back Registration” is defined in Section 2.3.1.

“Prior Company Agreement” is defined in the Recitals to this Agreement.

“Prior SPAC Agreement” is defined in the Recitals to this Agreement.

“Pro Rata” is defined in Section 2.2.4.

“Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” means (a) any outstanding CayCo Ordinary Share or any other equity security (including CayCo Ordinary Share issued or issuable upon the exercise of any other equity security) held by an Holder as of immediately following the Merger Effective Time, (b) any outstanding CayCo Ordinary Shares or any other equity security (including CayCo Ordinary Shares issued or issuable upon the exercise of any other equity security) constituting SPAC Exchange Shares (as defined in the Business Combination Agreement), (c) any outstanding CayCo Ordinary Shares or any other equity security (including CayCo Ordinary Shares issued or issuable upon the exercise of any other equity security) issued in connection with Company Shareholders Subscription (as defined in the Business Combination Agreement), (d) the CayCo Warrants (including any CayCo Ordinary Share issued or issuable upon the exercise of any such CayCo Warrants) and (e) any other equity security of CayCo or any of its Subsidiaries, or any successor, issued or issuable with respect to any such CayCo Ordinary Share by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation, spin-off or reorganization; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged, in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by CayCo to the transferee; (c) such securities shall have ceased to be outstanding; (d) such securities have been sold without registration pursuant to Section 4(a)(1) of the Securities Act or Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission); or (e) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration Statement” means a registration statement filed by CayCo with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities (other than a registration statement on Form F-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Requesting Holder” is defined in Section 2.1.5(a).

“Resale Shelf Registration Statement” is defined in Section 2.1.1.

“SEC” means the United States Securities and Exchange Commission.

“SEC Guidance” is defined in Section 2.1.4.

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“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Selling Holders” is defined in Section 2.1.5(a)(ii).

“SPAC” is defined in the Preamble to this Agreement.

“SPAC Holders” is defined in the Preamble to this Agreement.

“Sponsor” means Chenghe Investment Co., an exempted company incorporated under the Laws of Cayman Islands.

“Sponsor Indemnitees” is defined in Section 6.5.1.

“Sponsor Parties” means each of the Sponsor, Qi Li, Zhiyang Zhou, Shibin Wang, Kwan Sun, Ning Ma, Robert Ewing, Kenneth Hitchner and Zhiwei Liu and any Person to whom CayCo Ordinary Shares have been transferred and is or has become parties to this Agreement pursuant to one of the following types of transfers (irrespective of whether a restriction on Transfer then applies): (i) Transfers of CayCo Ordinary Shares to a trust, or other entity formed for estate planning purposes for the primary benefit of the spouse, domestic partner, parent, sibling, child or grandchild of the undersigned or any other Person with whom the undersigned has a relationship by blood, marriage or adoption not more remote than first cousin; (ii) Transfers by will or intestate succession upon the death of the undersigned; (iii) the Transfer of CayCo Ordinary Shares pursuant to a qualified domestic order, court order or in connection with a divorce settlement; (iv) if the Holder is a corporation, partnership (whether general, limited or otherwise), limited liability company, trust or other business entity, (a) Transfers to any affiliate, including another corporation, partnership, limited liability company, trust or other business entity that controls, is controlled by or is under common control or management with the Holder, or (b) distributions of CayCo Ordinary Shares to partners, limited liability company members or shareholders of the Holder, including, for the avoidance of doubt, where the Holder is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership; (v) if the Holder is a trust, Transfers to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust; (vi) Transfers to the officers or directors of CayCo or the Sponsor or their respective affiliates; (vii) Transfers to a nominee or custodian of a Person or entity to whom a disposition or transfer would be permissible under the foregoing clauses (i) through (vi).

“Subsequent Shelf” has the meaning assigned to such term in Section 2.1.3.

“Subsidiary” means, with respect to any Person (for purposes of this definition, the “Controlling Company”), any other Person (i) of which a majority of the outstanding voting securities or other voting equity interests, or a majority of any other interests having the power to direct or cause the direction of the management and policies of such other Person, are owned, directly or indirectly, by the Controlling Company and/or (ii) with respect to which the Controlling Company or its Subsidiaries is a general partner or managing member, and, in each case of the foregoing clauses (i) and (ii), any predecessor or successor of such other Person.

“Transfer” means to (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Commission promulgated thereunder, with respect to any CayCo Ordinary Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any CayCo Ordinary Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction, including the filing of a registration statement specified in clause (i) or (ii). Notwithstanding the foregoing, a Transfer shall not be deemed to include (x) any transfer for no consideration if the donee, trustee, heir or other transferee has agreed in writing to be bound by the same terms under this Agreement to the extent and for the duration that such terms remain in effect at the time of the Transfer or (y) a transfer by a Sponsor Party to another Sponsor Party.

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“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

“Underwritten Demand Registration” means an underwritten public offering of Registrable Securities pursuant to a Demand Registration, as amended or supplemented.

“Underwritten Takedown” means an underwritten public offering of Registrable Securities pursuant to the Resale Shelf Registration Statement, as amended or supplemented.

Article 2
REGISTRATION RIGHTS.

2.1          Resale Shelf Registration Rights.

2.1.1       Registration Statement Covering Resale of Registrable Securities. Within thirty (30) calendar days following the Closing Date, CayCo shall prepare and file or cause to be prepared and filed with the Commission, a Registration Statement for a Shelf Registration on Form F-1 (the “Form F-1 Shelf”) or a Registration Statement for a Shelf Registration on Form F-3 (the “Form F-3 Shelf”, together with the Form F-1 Shelf, the “Resale Shelf Registration Statement”, as the case may be), if CayCo is then eligible to use a Form F-3 Shelf, in each case, for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by Holders of all of the Registrable Securities (determined as of two (2) Business Days prior to such submission or filing). CayCo shall use reasonable best efforts to cause the Resale Shelf Registration Statement to be declared effective as soon as possible after filing, but no later than the earlier of (a) the thirtieth (30th) calendar day following the filing date hereof if the Commission notifies CayCo that it will “review” the Registration Statement, and (b) the tenth (10th) Business Day after the date CayCo is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review, and once effective, to keep the Resale Shelf Registration Statement continuously effective under the Securities Act at all times until the expiration of the Effectiveness Period. In the event CayCo files a Form F-1 Shelf, CayCo shall use its commercially reasonable efforts to convert the Form F-1 Shelf (and any subsequent Resale Shelf Registration Statement) to a Form F-3 Shelf as soon as practicable after CayCo is eligible to use a Form F-3 Shelf. CayCo’s obligation under this Section 2.1.1, shall, for the avoidance of doubt, be subject to Section 3.2.

2.1.2        Notification and Distribution of Materials. CayCo shall notify the Holders in writing of the effectiveness of the Resale Shelf Registration Statement and shall furnish to them, without charge, such number of copies of the Resale Shelf Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Resale Shelf Registration Statement or such other documents as the Holders may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Resale Shelf Registration Statement.

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2.1.3        Amendments and Supplements. Subject to the provisions of Section 2.1.1 above, CayCo shall promptly prepare and file with the Commission from time to time such amendments and supplements to the Resale Shelf Registration Statement and Prospectus used in connection therewith, as may be necessary to keep the Resale Shelf Registration Statement effective and to comply with the provisions of the Securities Act, with respect to the disposition of all the Registrable Securities during the Effectiveness Period. If a Resale Shelf Registration Statement ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, CayCo shall use commercially reasonable efforts to as promptly as is reasonably practicable (a) cause such Resale Shelf Registration Statement to again become effective under the Securities Act (including using commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Resale Shelf Registration Statement), (b) amend such Resale Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Resale Shelf Registration Statement, or (c) prepare and file an additional Resale Shelf Registration Statement (a “Subsequent Shelf”) registering the resale of all Registrable Securities (determined as of two (2) Business Days prior to such filing), and pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. If a Subsequent Shelf is filed pursuant to this Section 2.1.3, CayCo shall use commercially reasonable efforts to (a) cause such Subsequent Shelf to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof, and (b) keep such Subsequent Shelf continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. Any such Subsequent Shelf shall be on Form F-3 to the extent that CayCo is eligible to use such form, and shall be an automatic shelf registration statement as defined in Rule 405 promulgated under the Securities Act if CayCo is a well-known, seasoned issuer as defined in Rule 405 promulgated under the Securities Act, at the most recent applicable eligibility determination date. CayCo’s obligation under this Section 2.1.3, shall, for the avoidance of doubt, be subject to Section 3.2.

2.1.4      Change in Registration. Notwithstanding the registration obligations set forth in this Section 2.1, in the event the Commission informs CayCo that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, CayCo agrees to promptly (i) inform each of the holders thereof and use its commercially reasonable efforts to file amendments to the Resale Shelf Registration Statement as required by the Commission and/or (ii) withdraw the Resale Shelf Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form F-3 or such other form available, to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, CayCo shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with any publicly-available, written or oral guidance; comments; requirements or requests of the Commission staff (the “SEC Guidance”), including without limitation, the Manual of Publicly Available Telephone Interpretations D.29. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that CayCo used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis, based on the total number of Registrable Securities held by the Holders, and subject to a determination by the Commission that certain Holders must be reduced first, based on the number of Registrable Securities held by such Holders. In the event that CayCo amends the Resale Shelf Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, CayCo will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to CayCo or to registrants of securities in general, one or more registration statements on Form F-3 or such other form available, to register for resale those Registrable Securities that were not registered for resale on the Resale Shelf Registration Statement, as amended, or the New Registration Statement.

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2.1.5        Notice of Certain Events. CayCo shall promptly notify the Holders in writing of any request by the Commission for any amendment or supplement to, or additional information in connection with, the Resale Shelf Registration Statement required to be prepared and filed hereunder (or Prospectus relating thereto). CayCo shall promptly notify each Holder, in writing, of the filing of the Resale Shelf Registration Statement or any Prospectus, amendment or supplement related thereto, or any post-effective amendment to the Resale Shelf Registration Statement, and of the effectiveness of any post-effective amendment.

(a)           If CayCo shall receive a request from the holders of Registrable Securities with an estimated market value of at least US$10 million (the requesting holder(s) shall be referred to herein as the (“Requesting Holder”)) that CayCo effect the Underwritten Takedown of all or any portion of the Requesting Holder’s Registrable Securities, and specifying the intended method of disposition thereof, then CayCo shall promptly give notice of such requested, Underwritten Takedown (each such request shall be referred to herein as a (“Demand Takedown”)) at least ten (10) Business Days prior to the anticipated filing date of the prospectus or supplement relating to such Demand Takedown to the other Holders, and thereupon shall use its reasonable, best efforts to effect, as expeditiously as possible, the offering in such Underwritten Takedown of:

(i)            subject to the restrictions set forth in Section 2.2.4, all Registrable Securities for which the Requesting Holder has requested such offering under Section 2.1.5(a), and

(ii)            subject to the restrictions set forth in Section 2.2.4, all other Registrable Securities that any holders of Registrable Securities (all such holders, together with the Requesting Holder, the “Selling Holders”) have requested CayCo to offer by request, received by CayCo within seven (7) Business Days after such holders receive CayCo’s notice of the Demand Takedown, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be offered.

(b)          Promptly after the expiration of the seven (7)-Business Day-period referred to in Section 2.1.5(a)(ii), CayCo will notify all Selling Holders of the identities of the other Selling Holders and the number of Registrable Securities requested to be included therein.

(c)          CayCo shall only be required to effectuate no more than three (3) Underwritten Takedowns in any twelve (12)-month period, after giving effect to Section 2.2.1.

(d)           If the managing underwriter in an Underwritten Takedown advises CayCo and the Requesting Holder(s) that, in its view, the number of shares of Registrable Securities requested to be included in such underwritten offering exceeds the largest number of shares that can be sold without having an adverse effect on such offering, including the price at which such shares can be sold, the shares included in such Underwritten Takedown will be reduced by the Registrable Securities held by the Selling Holders (applied on a pro rata basis, based on the total number of Registrable Securities held by such Holders, subject to a determination by the Commission that certain Holders must be reduced first, based on the number of Registrable Securities held by such Holders).

2.1.6       Selection of Underwriters. The initiating Selling Holders shall have the right to select an Underwriter or Underwriters in connection with such Underwritten Takedown, which Underwriter or Underwriters selected shall be reasonably acceptable to CayCo. In connection with an Underwritten Takedown, CayCo shall enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required, in order to expedite or facilitate the disposition of the Registrable Securities in such Underwritten Takedown, including, if necessary, the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with the Financial Industry Regulatory Authority, Inc.

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2.1.7       Registrations effected pursuant to this Section 2.1 shall not be counted as Demand Registrations effected pursuant to Section 2.2.

2.1.8      Block Trades. If a Demanding Holder wishes to consummate a Block Trade (on either a Commission registered or non-registered basis), then notwithstanding the time periods and piggyback rights otherwise provided herein, such Demanding Holder shall, if it would like the assistance of CayCo, endeavor to give CayCo sufficient advance notice in order to prepare the appropriate documentation for such transaction. Such Demanding Holder, if requesting a Commission registered underwritten Block Trade, (1) shall give CayCo written notice of the transaction and the anticipated launch date of the transaction at least two (2) Business Days prior to the anticipated launch date of the transaction, (2) CayCo shall be required to only notify the other Demanding Holders of the transaction and none of the other Holders, (3) the other Demanding Holders shall have one (1) Business Day prior to the launch of the transaction to determine if they wish to participate in the Block Trade, and (4) CayCo shall include in the Block Trade only shares held by the Demanding Holders. Any Registration effected pursuant to this Section 2.1.8 shall not be counted as Demand Registrations effected pursuant to Section 2.2, but shall be deemed an Underwritten Takedown, and within the cap on Underwritten Takedowns provided in Section 2.1.5(c). The Demanding Holder in a Block Trade shall have the right to select the Underwriters for such Block Trade (which shall consist of one or more reputable, nationally recognized investment banks).

2.2          Demand Registration.

2.2.1       Request for Registration. At any time, and from time to time after the Merger Effective Time, if any, (i) the SPAC Holders who hold at least fifteen per cent (15%) of the Registrable Securities held by all SPAC Holders or (ii) Company Holders who hold US$20 million of the Registrable Securities held by all Company Holders, as the case may be, may make a written demand for Registration under the Securities Act of all or any portion of their Registrable Securities on Form F-1 or any similar, long-form Registration or, if then available, on Form F-3. Each registration requested pursuant to this Section 2.2.1 is referred to herein as a “Demand Registration”. Any demand for a Demand Registration shall specify the number of shares of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. CayCo will, within five (5) days of its receipt of the Demand Registration, notify all Holders that are holders of Registrable Securities of the demand, and each such holder of Registrable Securities who wishes to include all or a portion of such holder’s Registrable Securities in the Demand Registration (each such holder including shares of Registrable Securities in such registration, a “Demanding Holder”) shall so notify CayCo within five (5) days after the receipt by the holder of the notice from CayCo. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.2.4 and the provisos set forth in Section 3.1.1. CayCo shall not be obligated to effect: (a) more than one (1) Demand Registration during any six (6)-month period; (b) any Demand Registration at any time there is an effective Resale Shelf Registration Statement on file with the Commission pursuant to Section 2.1; (c) more than four (4) Underwritten Demand Registrations in respect of all Registrable Securities held by the SPAC Holders, provided that if the Registrable Securities sought to be included in the Registration pursuant to this Section 2.2.1 are not fully included in such Registration for any reason other than solely due to the action or inaction of the Holders including Registrable Securities in such Registration, such Registration shall not be deemed to constitute one of the Registration rights granted pursuant to this Section 2.2.1 or (d) more than four (4) Underwritten Demand Registrations in respect of all Registrable Securities held by the Holders, provided that if the Registrable Securities sought to be included in the Registration pursuant to this Section 2.2.1 are not fully included in such Registration for any reason other than solely due to the action or inaction of the Holders, including Registrable Securities, in such Registration, then such Registration shall not be deemed to constitute one of the Registration rights granted pursuant to this Section 2.2.1.

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2.2.2       Effective Registration. A Registration will not count as a Demand Registration unless and until (i) the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective by the Commission and (ii) CayCo has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders thereafter elect to continue the offering; provided, further, that CayCo shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

2.2.3        Underwritten Offering. If the Demanding Holders so elect and such holders so advise CayCo as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering with an estimated market value of at least US$10 million. In such an event, the right of any holder to include its Registrable Securities in such registration shall be conditioned upon such holder’s participation in such underwriting, and the inclusion of such holder’s Registrable Securities in the underwriting, to the extent provided herein. All Demanding Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by the holders initiating the Demand Registration, and subject to the approval of CayCo, provided that such approval shall not be withheld by CayCo unreasonably.

2.2.4        Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises CayCo and the Demanding Holders in writing that the dollar amount or number of shares of Registrable Securities which the Demanding Holders desire to sell, taken together with all other CayCo Ordinary Shares or other securities which CayCo desires to sell and CayCo Ordinary Shares, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other shareholders of CayCo who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the (“Maximum Number of Shares”)), then CayCo shall include in such registration: (i) the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders (pro rata in accordance with the number of shares that each such Person has requested be included in such registration, regardless of the number of shares held by each such Person (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Shares; (ii) to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), CayCo Ordinary Shares or other securities that CayCo desires to sell that can be sold without exceeding the Maximum Number of Shares; (iii) to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), CayCo Ordinary Shares or other securities for the account of other Persons that CayCo is obligated to register pursuant to written contractual arrangements with such Persons, as to which “piggy-back” registration has been requested by the holders thereof, Pro Rata, that can be sold without exceeding the Maximum Number of Shares.

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2.2.5       Withdrawal. If a majority-in-interest of the Demanding Holders disapprove of the terms of any underwriting or are not entitled to include all of their Registrable Securities in any offering, such majority-in-interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to CayCo and the Underwriter or Underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. If the majority-in-interest of the Demanding Holders withdraws from a proposed offering relating to a Demand Registration, then either the Demanding Holders shall reimburse CayCo for the costs associated with the withdrawn registration (in which case such registration shall not count as a Demand Registration provided for in Section 2.2) or the withdrawn registration shall count as a Demand Registration provided for in Section 2.2.

2.3          Piggy-Back Registration.

2.3.1       Piggy-Back Rights. If CayCo proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by CayCo for its own account or for shareholders of CayCo for their account (or by CayCo and by shareholders of CayCo) including, without limitation, pursuant to Section 2.1, other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to CayCo’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of CayCo, (iv) filed on Form F-4, related to any merger, acquisition or business combination, (v) for a dividend reinvestment plan or (vi) filed in connection with a Block Trade by one or more holders of Registrable Securities in accordance with Section 2.1.8, then CayCo shall (x) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than ten (10) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of Registrable Securities as such holders may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). CayCo shall cause such Registrable Securities to be included in such Piggy-Back Registration and shall use its reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of CayCo, and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form, with the Underwriter or Underwriters selected for such Piggy-Back Registration.

2.3.2       Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises CayCo and the holders of Registrable Securities in writing that the dollar amount or number of CayCo Ordinary Shares which CayCo desires to sell, taken together with CayCo Ordinary Shares, if any, as to which registration has been demanded pursuant to written contractual arrangements with Persons other than the holders of Registrable Securities hereunder and the Registrable Securities as to which registration has been requested under this Section 2.3, exceeds the Maximum Number of Shares, then CayCo shall include in any such registration:

(a)           If the Registration is undertaken for CayCo’s account: (i) CayCo Ordinary Shares or other securities that CayCo desires to sell that can be sold without exceeding the Maximum Number of Shares; and (ii) to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), CayCo Ordinary Shares or other securities, if any, comprised of Registrable Securities, as to which registration has been requested pursuant to the terms hereof, that can be sold without exceeding the Maximum Number of Shares, Pro Rata; and (iii) to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), CayCo Ordinary Shares or other securities for the account of other persons that CayCo is obligated to register pursuant to written contractual piggy-back registration rights with such Persons and that can be sold without exceeding the Maximum Number of Shares; and

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(b)           If the registration is a “demand” registration undertaken at the demand of Persons other than either the holders of Registrable Securities, (i) CayCo Ordinary Shares or other securities for the account of the demanding Persons that can be sold without exceeding the Maximum Number of Shares; (ii) to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), CayCo Ordinary Shares or other securities that CayCo desires to sell that can be sold without exceeding the Maximum Number of Shares; (iii) to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), CayCo Ordinary Shares or other securities, if any, comprised of Registrable Securities, Pro Rata, as to which registration has been requested pursuant to the terms hereof, that can be sold without exceeding the Maximum Number of Shares; and (iv) to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i), (ii) and (iii), CayCo Ordinary Shares or other securities for the account of other Persons that CayCo is obligated to register, pursuant to written contractual arrangements with such Persons, that can be sold without exceeding the Maximum Number of Shares.

2.3.3       Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to CayCo of such request to withdraw, prior to the effectiveness of the Registration Statement. CayCo (whether on its own determination or as the result of a withdrawal by Persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement. Notwithstanding any such withdrawal, CayCo shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration, as provided in Section 3.3.

2.3.4       Unlimited Piggy-Back Rights. For purposes of clarity, any Registration effected pursuant to Section 2.3 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.2 hereof, and there shall be no limit on the number of Piggy-Back Registrations.

Article 3
REGISTRATION PROCEDURES.

3.1         Filings; Information. Whenever CayCo is required to effect the registration of any Registrable Securities pursuant to Article 2 or effecting an underwritten Block Trade, CayCo shall use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

3.1.1        Filing Registration Statement. CayCo shall use its reasonable best efforts to, as expeditiously as possible after receipt of a request for a Demand Registration pursuant to Section 2.2, prepare and file with the Commission a Registration Statement on any form for which CayCo then qualifies or which counsel for CayCo shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its reasonable best efforts to cause such Registration Statement to become effective and use its reasonable best efforts to keep it effective for the Effectiveness Period; provided, however, that CayCo shall have the right to defer any Demand Registration for up to sixty (60) days, and any Piggy-Back Registration for such period as may be applicable to deferment of any Demand Registration to which such Piggy-Back Registration relates, in each case if CayCo shall furnish to the holders a certificate signed by the Chief Executive Officer or Chairman of CayCo stating that, in the good faith judgment of the Board, it would be materially detrimental to CayCo and its shareholders for such Registration Statement to be effected at such time.

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3.1.2        Limitations. CayCo shall not have the right to exercise the right set forth in the immediately preceding section on more than one occasion for more than sixty (60) total days during any twelve (12)-month period.

3.1.3       Copies. CayCo shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such registration, and such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the holders of Registrable Securities included in such registration or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders.

3.1.4      Amendments and Supplements. CayCo shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn (the “Effectiveness Period”).

3.1.5        Notification. After the filing of a Registration Statement, CayCo shall promptly, and in no event more than two (2) Business Days after the occurrence of any of the events set forth in this section, notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and CayCo shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. CayCo shall promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment prepared in connection with the immediate preceding proviso; provided that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, CayCo shall furnish to the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon.

3.1.6        Securities Laws Compliance. CayCo shall use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” Laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other Governmental Authorities as may be necessary by virtue of the business and operations of CayCo and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that CayCo shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or subject itself to taxation in any such jurisdiction.

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3.1.7       Agreements for Disposition. CayCo shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of CayCo in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the holders of Registrable Securities included in such registration statement, and the representations, warranties and covenants of the holders of Registrable Securities included in such registration statement in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of CayCo.

3.1.8       Comfort Letter. CayCo shall obtain a “cold comfort” letter from CayCo’s independent registered public accountants or auditor in the event of an underwritten offering, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating holders.

3.1.9        Opinions. On the date the Registrable Securities are delivered for sale pursuant to any Registration, CayCo shall obtain an opinion, dated such date, of one (1) counsel representing CayCo for the purposes of such Registration, addressed to the holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions, and reasonably satisfactory to a majority in interest of the participating holders.

3.1.10     Cooperation. The principal executive officer of CayCo, the principal financial officer of CayCo, the principal accounting officer of CayCo and all other officers and members of the management of CayCo shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential Holders.

3.1.11     Records. Upon execution of confidentiality agreements, CayCo shall make available for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of CayCo, as shall be necessary to enable them to exercise their due diligence responsibility, and cause CayCo’s officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.

3.1.12      Earnings Statement. CayCo shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its shareholders, as soon as practicable, an earnings statement covering a period of twelve (12) months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

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3.1.13     Listing. CayCo shall use its reasonable best efforts to cause all Registrable Securities included in any Registration Statement to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by CayCo are then listed or designated.

3.1.14      Market Stand-Off. In connection with any underwritten offering of equity securities of CayCo (other than a Block Trade) in which a Holder participates, such Holder agrees that it shall not Transfer any CayCo Ordinary Shares or other equity securities of CayCo (other than those included in such offering pursuant to this Agreement), without the prior written consent of CayCo, during the ninety (90)-day period (or such shorter time agreed to by the managing Underwriters) beginning on the date of pricing of such offering, except as expressly permitted by such lock-up agreement or in the event the managing Underwriters otherwise agree by written consent. Each Holder agrees to execute a customary lock-up agreement in favor of the Underwriters to such effect (in each case on substantially the same terms and conditions as all such Holders); provided that, such agreement shall not be materially more restrictive than any similar agreement entered into by the directors and executive officers of CayCo participating in such underwritten offering; provided, further, that such agreement shall provide that any early release of any Holder from the provisions of the terms of such agreement shall be on a pro rata basis among all Holders.

3.2         Obligation to Suspend Distribution. Upon receipt of any notice from CayCo of the occurrence of any event of the kind described in Section 3.1.5, or, upon any suspension by CayCo, pursuant to a written insider trading compliance program adopted by the Board, of the ability of all “insiders” covered by such program to transact in CayCo’s securities because of the existence of material non-public information, each holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities, pursuant to the Registration Statement covering such Registrable Securities, until such holder receives the supplemented or amended prospectus contemplated by Section 3.1.5 or the restriction on the ability of “insiders” to transact in CayCo’s securities is removed, as applicable, and, if so directed by CayCo, each such holder will deliver to CayCo all copies, other than permanent file copies then in such holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

3.3         Registration Expenses. Except as set forth in Section 2.2.5, CayCo shall bear all costs and expenses incurred in connection with the Resale Shelf Registration Statement pursuant to Section 2.1, any Demand Registration pursuant to Section 2.1, any Demand Takedown pursuant to Section 2.1.5(a)(i), any Piggy-Back Registration pursuant to Section 2.3, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” Laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) CayCo’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.11; (vi) Financial Industry Regulatory Authority fees; (vii) fees and disbursements of counsel for CayCo and fees and expenses for independent certified public accountants retained by CayCo; (viii) the fees and expenses of any special experts retained by CayCo in connection with such registration, and (ix) the fees and expenses of one legal counsel selected by the holders of a majority-in-interest of the Registrable Securities included in such registration. CayCo shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders. Additionally, in an underwritten offering, all selling shareholders and CayCo shall bear the expenses of the Underwriter pro rata in proportion to the respective amount of shares each is selling in such offering.

3.4        Information. The holders of Registrable Securities shall promptly provide such information as may reasonably be requested by CayCo, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act and in connection with CayCo’s obligation to comply with Federal and applicable state securities Laws.

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Article 4
INDEMNIFICATION AND CONTRIBUTION.

4.1         Indemnification by CayCo. CayCo agrees to indemnify and hold harmless each Holder and each other holder of Registrable Securities, and each of their respective officers, employees, affiliates, directors, partners, members, attorneys and agents, and each Person, if any, who controls an Holder and each other holder of Registrable Securities (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, a “Holder Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by CayCo of the Securities Act or any rule or regulation promulgated thereunder applicable to CayCo and relating to action or inaction required of CayCo in connection with any such registration; and CayCo shall promptly reimburse the Holder Indemnified Party for any legal and any other expenses reasonably incurred by such Holder Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or Action; provided, however, that CayCo will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to CayCo, in writing, by such selling Holder expressly for use therein, or is based on any selling Holder’s violation of the federal securities Laws (including Regulation M) or failure to sell the Registrable Securities in accordance with the plan of distribution contained in the prospectus.

4.2        Indemnification by Holders of Registrable Securities. Each selling Holder of Registrable Securities will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling Holder, indemnify and hold harmless CayCo, each of its directors and officers, and each other selling Holder and each other Person, if any, who controls another selling Holder within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or Actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to CayCo by such selling Holder expressly for use therein, or is based on any selling Holder’s violation of the federal securities Laws (including Regulation M) or failure to sell the Registrable Securities in accordance with the plan of distribution contained in the prospectus, and shall reimburse CayCo, its directors and officers, and each other selling Holder or controlling Person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or Action. Each selling Holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling Holder.

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4.3         Conduct of Indemnification Proceedings. Promptly after receipt by any Person of any notice of any loss, claim, damage or liability or any Action in respect of which indemnity may be sought pursuant to Sections 4.1 or 4.2, such Person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other Person for indemnification hereunder, notify such other Person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or Action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or Action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or Action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or Action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any Action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel, which counsel is reasonably acceptable to the Indemnifying Party) to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

4.4         Contribution.

4.4.1       If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or Action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or Action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or Action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.4.2       The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4.2 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1.

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4.4.3       The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or Action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such Action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such holder from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Article 5
RE-SALE RIGHT AND RULE 144 REPORTING

5.1         Re-Sale Right. CayCo shall, at its own cost, use its best efforts to assist the Holder in the sale or disposition of, and to enable the Holder to sell under Rule 144, the maximum number of its Registrable Securities, including, without limitation: (a) the prompt delivery of applicable instruction letters to CayCo’s transfer agent to remove legends from the Holder’s share certificates, (b) causing the prompt delivery of appropriate legal opinions from CayCo’s counsel in forms reasonably satisfactory to the Holder’s counsel, (c) if CayCo has depositary receipts listed or traded on any exchange or inter-dealer quotation system, (i) the prompt delivery of instruction letters to CayCo’s share registrar and depositary agent to convert the Holder’s securities into depositary receipts or vice versa, or similar instruments to be deposited in or transfer out of the Holder’s brokerage account(s), (ii) the prompt payment of all costs and fees related to such depositary facility, including conversion fees and maintenance fees for Registrable Securities held by the Holder, and (iii) taking any and all other steps necessary to facilitate the conversion into depositary receipts or similar instruments (for the avoidance of doubt, CayCo shall not be obligated to pay any American depositary share issuance or transfer fees or expenses and stock transfer taxes in relation to any sale or disposition of the Registrable Securities).

5.2         Rule 144 Reporting. CayCo agrees to: (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times; (b) file with the SEC in a timely manner all reports and other documents required of CayCo under the Securities Act and the Exchange Act; and (c) furnish to the Holder promptly upon request (i) a written statement by CayCo as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or its qualification as a registrant whose securities may be resold pursuant to Form F-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of CayCo, and (iii) such other reports and documents of CayCo as the Holder may reasonably request in availing itself of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to Form F-3.

Article 6
GOVERNANCE

6.1         Board of Directors.

6.1.1        Composition of the Board. At and following the Closing, each Holder, severally and not jointly, agrees with CayCo to take all Necessary Action to cause (x) the Board to be comprised of five (5) directors (provided that, the Board may, pursuant to unanimous resolution, increase the size of the Board from time to time); (y) one (1) of whom should be nominated by the Sponsor (the “Sponsor Directors”); and (z) at least three (3) of whom shall be Independent Directors. The Chairperson of the Board of Directors of CayCo shall serve in such capacity in accordance with the terms of CayCo’s Governing Documents.

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6.1.2         Sponsor Representation. So long as the Sponsor Parties beneficially own any CayCo Ordinary Shares, CayCo shall take all Necessary Action to cause the individuals nominated by the Sponsor for election as directors pursuant to this Agreement to be elected at the applicable meetings of shareholders of CayCo.

6.1.3        Other Directors. All other directors not nominated pursuant to Section 6.1.2 shall be nominated by the Nominating and Corporate Governance Committee and approved by the Board or as required by applicable Law; provided that, at least three (3) of whom shall be Independent Directors.

6.1.4        Removal; Vacancies. The Sponsor shall have the exclusive right to (a) remove its nominees from the Board, and CayCo shall take all Necessary Action to cause the removal of any such nominee at the request of the Sponsor and (b) designate directors for election or appointment, as applicable, to the Board to fill vacancies created by reason of death, removal or resignation of its nominees to the Board, and CayCo shall take all Necessary Action to nominate or cause the Board to appoint, as applicable, replacement directors designated by the Sponsor to fill any such vacancies created pursuant to clause (a) or (b) above as promptly as practicable after such designation (and in any event prior to the next meeting or action of the Board or applicable committee).

6.1.5        Committees. In accordance with CayCo’s Governing Documents, (i) the Board shall establish and maintain committees of the Board for (x) Audit, (y) Compensation and (z) Nominating, and (ii) the Board may from time to time by resolution establish and maintain other committees of the Board. Subject to applicable Laws and stock exchange regulations, and subject to requisite independence requirements applicable to such committee, for so long as the Sponsor Parties beneficially own any CayCo Ordinary Shares, unless the Sponsor Parties otherwise agree in writing, CayCo shall take, and each Holder, severally and not jointly, agrees with CayCo and the Sponsor to take, all Necessary Action to have one (1) Sponsor Director appointed to serve on each committee of the Board.

6.1.6        Reimbursement of Expenses. CayCo shall reimburse the directors for all reasonable, out-of-pocket expenses incurred in connection with their attendance at meetings of the Board and any committees thereof, including travel, lodging and meal expenses.

6.1.7        Indemnification; Amendments. For so long as any Sponsor Director serves as a director of CayCo, (i) CayCo shall provide such Sponsor Director with the same expense reimbursement, benefits, indemnity, exculpation and other arrangements provided to the other directors of CayCo, (ii) CayCo shall not amend, alter or repeal any right to indemnification or exculpation covering or benefiting any Sponsor Director nominated pursuant to this Agreement as and to the extent consistent with applicable Law, CayCo’s Governing Documents and any indemnification agreements with directors (whether such right is contained in the Governing Documents or another document) (except to the extent such amendment or alteration permits CayCo to provide broader indemnification or exculpation rights on a retroactive basis than permitted prior thereto), and (iii) CayCo’s Governing Documents if the purpose of such amendment, alteration, repeal or waiver is to adversely affects the rights or obligations of the Sponsor or the Sponsor Director under to this Agreement.

6.2         CayCo Cooperation; Policies.

6.2.1        CayCo shall take all Necessary Action to cause the Board to consist of the number of directors specified in Section 6.1 and to include in the slate of nominees to be voted upon by the shareholders of CayCo the Persons designated for nomination to the Board in accordance with this Section 6.1. CayCo shall use the same level of efforts and provide the same level of support as is used and/or provided for the other director nominees of CayCo with respect to the applicable meeting of shareholders or action by written consent.

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6.2.2        For so long as any Sponsor Director is serving or participating on the Board, (i) CayCo shall not implement or maintain any trading policy, equity ownership guidelines (including with respect to the use of Rule 10b5-1 plans and preclearance or notification to CayCo of any trades in CayCo’s securities) or similar guideline or policy with respect to the trading of securities of CayCo that applies to any shareholder of CayCo in its capacity as such or any shareholder’s affiliates (including a policy that limits, prohibits, or restricts any shareholder of CayCo or its affiliates from entering into any hedging or derivative arrangements), in each case other than any director designee of such shareholder (including in respect of the Sponsor, the Sponsor Directors) solely in his or her individual capacity, (ii) any share ownership requirement for the Sponsor Directors serving on the Board will be deemed satisfied by the securities owned by the Sponsor, the Sponsor Parties and/or their respective affiliates and under no circumstances shall any of such policies, procedures, processes, codes, rules, standards and guidelines impose any restrictions on the transfers of securities by the Sponsor, the Sponsor Parties or their respective affiliates, and (iii) under no circumstances shall any policy, procedure, code, rule, standard or guideline applicable to the Board be violated by any Sponsor Director (x) accepting an invitation to serve on another board of directors of a company whose principal lines(s) of business do not compete with the principal line(s) of business of CayCo or failing to notify an officer or director of CayCo prior to doing so, (y) receiving compensation from the Sponsor or its affiliates, or (z) failing to offer his or her resignation from the Board except as otherwise expressly provided in this Agreement, and, in each case of this Section 6.2.2(i), (ii) and (iii), it is agreed that any such policies in effect from time to time that purport to impose terms inconsistent with this Section 6.2.2 shall not apply to the extent inconsistent with this Section 6.2.2.

6.3          Sharing of Information. To the extent permitted by antitrust, competition or any other applicable Law, each of CayCo and the Holders agrees and acknowledges that the directors designated by the Sponsor may share confidential, non-public information about CayCo and its Subsidiaries (“Confidential Information”) with the Sponsor Parties. Each Sponsor Party recognizes that it, or its affiliates and representatives, has acquired or will acquire Confidential Information the use or disclosure of which could cause CayCo substantial loss and damages that could not be readily calculated and for which no remedy at law would be adequate. Accordingly, each Sponsor Party covenants and agrees with CayCo that it will not (and will cause its respective controlled affiliates and representatives not to) at any time, except with the prior written consent of CayCo, directly or indirectly, disclose any Confidential Information known to it to any third party, unless (a) such information becomes known to the public through no fault of such party, (b) disclosure is required by applicable Law (including any filing following the Closing with the Commission pursuant to applicable securities Laws) or court of competent jurisdiction or requested by a governmental or regulatory authority; provided that, (other than in the case of any required filing following the Closing with the Commission, or in connection with any routine audit or examination as described below) such Sponsor Party promptly notifies CayCo of such requirement or request, and takes commercially reasonable steps, at the sole cost and expense of CayCo, to minimize the extent of any such required disclosure, (c) such information was available or becomes available to such Sponsor Party before, on or after the Closing, without restriction, from a source (other than CayCo) without any breach of duty to CayCo or (d) such information was independently developed by such Sponsor Party, its affiliates or its representatives without the use of the Confidential Information. Notwithstanding the foregoing, nothing in this Agreement shall prohibit any Sponsor Party from disclosing Confidential Information (x) to any affiliate or representative of such Sponsor Party, or any limited partner, member or shareholder of any of the foregoing, provided that, such Person shall be bound by an obligation of confidentiality with respect to such Confidential Information, and such Sponsor Party shall be responsible for any breach of this Section 6.3 by any such Person, or (y) if such disclosure is made to a governmental or regulatory authority with jurisdiction over such Sponsor Party in connection with a routine audit or examination that is not specifically directed at CayCo or the Confidential Information, provided that, such Sponsor Party shall request that confidential treatment be accorded to any information so disclosed. No Confidential Information shall be deemed to be provided to any Person, including any affiliate of the Sponsor Parties unless such Confidential Information is actually provided to such Person.

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6.4          Other Business Opportunities.

6.4.1       The parties expressly acknowledge and agree that to the fullest extent permitted by applicable Law: (i) the Sponsor (including (a) its affiliates, (b) any portfolio company in which it or any of its affiliates or investment fund affiliates have made a debt or equity investment (and vice versa), or (c) any of their respective limited partners, non-managing members (or other similar, direct or indirect investors) and the director nominees of the foregoing) has the right to, and shall have no duty (fiduciary, contractual or otherwise) not to, directly or indirectly engage in and possess interests in other business ventures of every type and description, including those engaged in the same or similar business activities or lines of business as CayCo or any of its Subsidiaries or deemed to be competing with CayCo or any of its Subsidiaries, on its own account, or in partnership with, or as an employee, officer, director or shareholder of any other Person, with no obligation to offer to CayCo or any of its Subsidiaries, or any other Holder or holder of share capital of CayCo the right to participate therein; (ii) the Sponsor (including (a) its affiliates, (b) any portfolio company in which it or any of its affiliates or investment fund affiliates have made a debt or equity investment (and vice versa) or (c) any of their respective limited partners, non-managing members (or other similar, direct or indirect investors) and the director nominees of the foregoing) may invest in, or provide services to, any Person that directly or indirectly competes with CayCo or any of its Subsidiaries; and (iii) in the event that the Sponsor (including (a) its affiliates, (b) any portfolio company in which it or any of its affiliates or investment fund affiliates have made a debt or equity investment (and vice versa) or (c) any of their respective limited partners, non-managing members (or other similar, direct or indirect investors) or any director nominee of the foregoing, respectively) acquires knowledge of a potential transaction or matter that may be a corporate or other business opportunity for CayCo or any of its Subsidiaries, such Person shall have no duty (fiduciary, contractual or otherwise) to communicate or present such corporate opportunity to CayCo or any of its Subsidiaries or any other Holder or holder of share capital of CayCo, as the case may be, and, notwithstanding any provision of this Agreement to the contrary, shall not be liable to CayCo or any of its Subsidiaries or any other Holder or holder of share capital of CayCo (or its respective affiliates) for breach of any duty (fiduciary, contractual or otherwise) by reason of the fact that such Person, directly or indirectly, pursues or acquires such opportunity for itself, directs such opportunity to another Person or does not present such opportunity to CayCo or any of its Subsidiaries or any other Holder or holder of share capital of CayCo (or its respective affiliates). For the avoidance of doubt, the parties acknowledge that this paragraph is intended to disclaim and renounce, to the fullest extent permitted by applicable Law, any right of CayCo or any of its Subsidiaries or any Holder, with respect to the matters set forth herein, and this paragraph shall be construed to effect such disclaimer and renunciation to the fullest extent permitted by Law.

6.4.2        Each of the parties hereby, to the fullest extent permitted by applicable Law:

(a)           confirms that none of the Sponsor nor any of its affiliates have any duty to CayCo or any of its Subsidiaries or to any other Holder other than the specific covenants and agreements set forth in this Agreement;

(b)           acknowledges and agrees that (a) in the event of any conflict of interest between CayCo or any of its Subsidiaries, on the one hand, and any of the Sponsor or any of its affiliates (or any director nominee of the foregoing acting in his or her capacity as such), on the other hand, the Sponsor or such applicable affiliates (or any director nominee of the foregoing acting in his or her capacity as a director) may act in its best interest, and (b) none of the Sponsor or any of its affiliates or any director nominee of the foregoing acting in his or her capacity as a director or observer, shall be obligated (1) to reveal to CayCo or any of its Subsidiaries confidential information belonging to or relating to the business of such Person or any of its affiliates, or (2) to recommend or take any action in its capacity as a direct or indirect shareholder or director, as the case may be, that prefers the interest of CayCo or its Subsidiaries over the interest of such Person; and

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(c)            waives any claim or cause of action against any of the Sponsor and any of its affiliates, and any officer, employee, agent or affiliate of any such Person that may from time to time arise in respect of a breach by any such Person of any duty or obligation disclaimed under this Section 6.4.

6.4.3        Each of the parties hereto agrees that the waivers, limitations, acknowledgments and agreements set forth in this Section 6.4 shall not apply to any alleged claim or cause of action against any of the Sponsor, based upon the breach or non-performance by such Person of this Agreement or any other agreement to which such Person is a party.

6.4.4       The provisions of this Section 6.4, to the extent that they restrict the duties and liabilities of any of the Sponsor or its affiliates or any director nominee of the foregoing otherwise existing at law or in equity, are agreed by the parties to replace such other duties and liabilities of the Sponsor or any of its affiliates or any director nominee of the foregoing to the fullest extent permitted by applicable Law.

6.5          Indemnification; Exculpation.

6.5.1       As an inducement for the Sponsor to enter into this Agreement and approve the transactions contemplated by the Business Combination Agreement, subject in each case to restrictions under applicable Law, CayCo will, and CayCo will cause each of its Subsidiaries to, jointly and severally indemnify, exonerate and hold the Sponsor and its direct and indirect partners, equityholders, members, managers, affiliates, directors, officers, shareholders, fiduciaries, managers, controlling Persons, employees, representatives and agents and each of the partners, equityholders, members, affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents of each of the foregoing (collectively, the “Sponsor Indemnitees”) free and harmless from and against any and all Actions, liabilities, losses, damages and costs and out-of-pocket expenses in connection therewith (including reasonable attorneys’ fees and expenses) incurred by the Sponsor Indemnitees or any of them before or after the date of this Agreement (collectively, the “Indemnified Liabilities”), arising out of any Action arising directly or indirectly out of, or in any way relating to, (i) any Sponsor’s or its affiliates’ ownership of equity securities of CayCo or any of its Subsidiaries or control of or ability to influence CayCo or any of its Subsidiaries (other than any such Indemnified Liabilities (x) to the extent such Indemnified Liabilities arise out of any breach of this Agreement by such Sponsor Indemnitee or its affiliates or other related Persons or, subject to applicable Law, the breach of any fiduciary or other duty or obligation of such Sponsor Indemnitee to its direct or indirect equityholders, creditors or affiliates, (y) to the extent such control or the ability to control CayCo or any of its Subsidiaries derives from such Sponsor’s or its affiliates’ capacity as an officer or director of CayCo or any of its Subsidiaries, or (z) to the extent such Indemnified Liabilities are directly caused by such Person’s willful misconduct), (ii) the business, operations, properties, assets or other rights or liabilities of CayCo or any of its Subsidiaries, or (iii) any services provided prior to, on or after the date of this Agreement by any Sponsor or its affiliates to CayCo any of its Subsidiaries; provided, however, that if and to the extent that the foregoing undertaking may be unavailable or unenforceable for any reason, CayCo will, and will cause its Subsidiaries to, make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable Law. For the purposes of this Section 6.5, none of the circumstances described in the limitations contained in the proviso in the immediately preceding sentence shall be deemed to apply absent a final non-appealable judgment of a court of competent jurisdiction to such effect, in which case to the extent any such limitation is so determined to apply to any Sponsor Indemnitee as to any previously advanced indemnity payments made by CayCo or any of its Subsidiaries, then such payments shall be promptly repaid by such Sponsor Indemnitee to CayCo and its Subsidiaries. The rights of any Sponsor Indemnitee to indemnification hereunder will be in addition to any other rights any such Person may have under any other agreement or instrument to which such Sponsor Indemnitee is or becomes a party or is or otherwise becomes a beneficiary or under Law or under the Governing Documents of CayCo or its Subsidiaries.

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6.5.2        CayCo will, and will cause each of its Subsidiaries to, jointly and severally, reimburse any Sponsor Indemnitee for all reasonable costs and expenses (including reasonable attorneys’ fees and expenses and any other litigation-related expenses) as they are incurred in connection with investigating, preparing, pursuing, defending or assisting in the defense of any Action for which the Sponsor Indemnitee would be entitled to indemnification under the terms of this Section 6.5, or any action or proceeding arising therefrom, whether or not such Sponsor Indemnitee is a party thereto. CayCo or its Subsidiaries, in the defense of any Action for which a Sponsor Indemnitee would be entitled to indemnification under the terms of this Section 6.5, may, without the consent of such Sponsor Indemnitee, consent to the entry of any judgment or enter into any settlement, if and only if, it (i) includes as a term thereof the giving by the claimant or plaintiff therein to such Sponsor Indemnitee of an unconditional release from all liability with respect to such Action, (ii) does not impose any limitations (equitable or otherwise) on such Sponsor Indemnitee, and (iii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such Sponsor Indemnitee, and provided that, the only penalty imposed in connection with such settlement is a monetary payment that will be paid in full by CayCo or its Subsidiaries.

6.5.3        CayCo acknowledges and agrees that CayCo shall, and to the extent applicable shall cause its Subsidiaries to, be fully and primarily responsible for the payment to any Sponsor Indemnitee in respect of Indemnified Liabilities in connection with any Jointly Indemnifiable Claims (as defined below), pursuant to and in accordance with (as applicable) the terms of (i) CayCo’s Governing Documents, each as amended, (ii) any director indemnification agreement, (iii) this Agreement, any other agreement between CayCo or any of its Subsidiaries and such Sponsor Indemnitee (or its affiliates) pursuant to which such Sponsor Indemnitee is indemnified, (v) the Laws of the jurisdiction of incorporation or organization of any Subsidiary of CayCo, and/or (vi) the Governing Documents of CayCo’s Subsidiaries ((i) through (vi) above, collectively, the “Indemnification Sources”), irrespective of any right of recovery such Sponsor Indemnitee (or its affiliates) may have from any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (other than CayCo, any of its Subsidiaries or the insurer under and pursuant to any insurance policy of CayCo or any of its Subsidiaries) from whom such Sponsor Indemnitee may be entitled to indemnification with respect to which, in whole or in part, CayCo or any of its Subsidiaries may also have an indemnification obligation (collectively, the “Indemnitee-Related Entities”). Under no circumstance shall CayCo or any of its Subsidiaries be entitled to any right of subrogation or contribution by the Indemnitee-Related Entities and no right of advancement or recovery any Sponsor Indemnitee may have from the Indemnitee-Related Entities shall reduce or otherwise alter the rights of such Sponsor Indemnitee or the obligations of CayCo or any of its Subsidiaries under the Indemnification Sources. In the event that any of the Indemnitee-Related Entities shall make any payment to any Sponsor Indemnitee in respect of indemnification with respect to any Jointly Indemnifiable Claim, (x) CayCo shall, and to the extent applicable shall cause its Subsidiaries to, reimburse the Indemnitee-Related Entity making such payment to the extent of such payment promptly upon written demand from such Indemnitee-Related Entity, (y) to the extent not previously and fully reimbursed by CayCo and/or any of its Subsidiaries pursuant to clause (x), the Indemnitee-Related Entity making such payment shall be subrogated to the extent of the outstanding balance of such payment to all of the rights of recovery of the Sponsor Indemnitee against CayCo and/or any of its Subsidiaries, as applicable, and (z) such Sponsor Indemnitee shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure such rights, including the execution of such documents as may be necessary to enable the Indemnitee-Related Entities effectively to bring suit to enforce such rights. Each party hereto agree that each of the Indemnitee-Related Entities shall be third-party beneficiaries with respect to this Section 6.5, entitled to enforce this Section 6.5.3 as though each such Indemnitee-Related Entity were a party to this Agreement. CayCo shall cause each of its Subsidiaries to perform the terms and obligations of this Section 6.5.3 as though each such Subsidiary were a party to this Agreement. For purposes of this Section 6.5.3, the term (“Jointly Indemnifiable Claims”) shall be broadly construed and shall include, without limitation, any Indemnified Liabilities for which any Sponsor Indemnitee shall be entitled to indemnification from both (1) CayCo and/or any of its Subsidiaries, pursuant to the Indemnification Sources, on the one hand, and (2) any Indemnitee-Related Entity pursuant to any other agreement between any Indemnitee-Related Entity and such Sponsor Indemnitee (or its affiliates), pursuant to which such Sponsor Indemnitee is indemnified, the Laws of the jurisdiction of incorporation or organization of any Indemnitee-Related Entity and/or the Governing Documents of any Indemnitee-Related Entity, on the other hand.

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6.5.4        In no event shall any Sponsor Indemnitee be liable to CayCo or any of its Subsidiaries for any act, alleged act, omission or alleged omission that does not constitute willful misconduct or fraud of such Sponsor Indemnitee as determined by a final, non-appealable determination of a court of competent jurisdiction.

6.5.5        Notwithstanding anything to the contrary contained in this Agreement, for purposes of this Section 6.5, the term Sponsor Indemnitees shall not include any Sponsor or its any of its partners, equityholders, members, affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents or any of the partners, equityholders, members, affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents of any of the foregoing who is an officer or director of CayCo or any of its Subsidiaries in such capacity as officer or director. Such officers and directors are or will be subject to separate indemnification in such capacity through this Agreement and/or the Governing Documents and other agreements and instruments of CayCo and its Subsidiaries (including as contemplated in Section 6.1).

6.5.6       The rights of any Sponsor Indemnitee to indemnification pursuant to this Section 6.5 will be in addition to any other rights any such Person may have under any other section of this Agreement or any other agreement or instrument to which such Sponsor Indemnitee is or becomes a party or is or otherwise becomes a beneficiary or under Law or under the Governing Documents of CayCo and its Subsidiaries.

Article 7
MISCELLANEOUS.

7.1           Other Registration Rights and Arrangements. SPAC represents and warrants that no Person, other than a SPAC Holder has any right to require CayCo to register any of CayCo Ordinary Shares for sale or to include CayCo Ordinary Shares in any registration filed by CayCo for the sale of shares for its own account or for the account of any other Person. The Company represents and warrants that no Person, other than a Company Holder has any right to require CayCo to register any of CayCo Ordinary Shares for sale or to include CayCo Ordinary Shares in any registration filed by CayCo for the sale of shares for its own account or for the account of any other Person. The Company and the Company Holders hereby terminate the Prior Company Agreement, which shall be of no further force and effect and is hereby superseded and replaced in its entirety by this Agreement. SPAC and the SPAC Holders hereby terminate the Prior SPAC Agreement, which shall be of no further force and effect and is hereby superseded and replaced in its entirety by this Agreement.

7.2          Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of CayCo hereunder may not be assigned or delegated by CayCo in whole or in part. This Agreement and the rights, duties and obligations of the holders of Registrable Securities hereunder may be freely assigned or delegated by such holder of Registrable Securities in conjunction with and to the extent of any permitted transfer of Registrable Securities by any such holder. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns and the holders of Registrable Securities and their respective successors and permitted assigns. This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Article 4, Section 6.1.7, Section 6.5 and this Section 7.2. The rights of a holder of Registrable Securities under this Agreement may be transferred by such a holder to a transferee who acquires or holds Registrable Securities; provided, however, that such transferee has executed and delivered to CayCo a properly completed agreement, to be bound by the terms of this Agreement substantially in form, attached hereto as Exhibit A (an “Addendum Agreement”), and the transferor shall have delivered to CayCo, no later than thirty (30) days following the date of the transfer, written notification of such transfer setting forth the name of the transferor, the name and address of the transferee, and the number of Registrable Securities so transferred. The execution of an Addendum Agreement shall constitute a permitted amendment of this Agreement.

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7.3          Amendments and Modifications. Upon the written consent of CayCo, the Holders of at least a majority in interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment or modification hereto or waiver hereof that adversely affects one Holder, solely in his, her or its capacity as a holder of share capital of CayCo, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected; provided, further, that any amendment or modification to, or waiver of, Article 6 (including with respect to any defined term as used therein, whether or not such defined term is defined therein) that adversely affects any right granted to the Sponsor (including with respect to the Sponsor Director) shall require the prior written consent of the Sponsor. No course of dealing between any holder or CayCo and any other party hereto or any failure or delay on the part of a holder or CayCo in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any holder or CayCo. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

7.4          Term. This Agreement shall terminate upon the earlier of (i) the tenth (10th) anniversary of the date of this Agreement or (ii) the date as of which (a) all of the Registrable Securities have been sold, pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)) or (b) the holders of all Registrable Securities are permitted to sell the Registrable Securities under Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale; provided, further, that with respect to any Holder, such Holder will have no rights under this Agreement and all obligations of CayCo to such Holder under this Agreement shall terminate upon the earliest date (x) such Holder ceases to hold any Registrable Securities and (y) such Holder is permitted to sell the Registrable Securities under Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale; provided, further, that notwithstanding the foregoing, the provisions of Article 6 (including with respect to any defined term as used therein, whether or not such defined term is defined therein) shall terminate on the date upon which the Sponsor no longer has the right to nominate or designate any individual to serve as a director of CayCo (including pursuant to Section 6.1.4). Notwithstanding anything herein to the contrary, the provisions of Section 6.1.7(ii), Section 6.4, Section 6.5 and Article 7 (including with respect to any defined term as used therein, whether or not such defined term is defined therein) shall survive, and remain in full force and effect following, any termination of this Agreement.

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7.5          Notices. All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder, or which are given with respect to this Agreement, shall be in writing and shall be deemed given (a) when delivered personally by hand (with written confirmation of receipt by other than automatic means, whether electronic or otherwise), (b) when sent by email (with no automated reply, such as an out-of-office notification, no mail undeliverable notification or other rejection notice), or (c) one (1) Business Day following the day sent by an internationally recognized overnight courier (with written confirmation of receipt), in each case, at the following addresses or email addresses (or to such other address or email address as a party may have specified by notice given to the other party pursuant to this provision):

If to CayCo:

Taiwan Color Optics, Inc.
4F., No.32, Keya Rd., Daya Dist., Taichung City, Taiwan

Attention:              Mr. Y.P. Chang, President
Email:                      ypchang@tcog.com.tw

with a copy (which will not constitute actual or constructive notice) to:

Landi Law Firm

Attention:              Mr. Francis Chang

Email:                      FC@landilawyer.com.tw

If to a Holder, to the address set forth under such Holder’s signature to this Agreement or to such Holder’s address as found in CayCo’s books and records.

7.6          Governing Law; Jurisdiction. This Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Agreement, shall be governed by and construed in accordance with the Laws of the State of New York without regard to the conflicts of law principles thereof that would subject such matter to the Laws of another jurisdiction. All legal proceedings arising under the Laws of the State of New York out of or relating to this Agreement shall be heard and determined exclusively in any federal court sitting in the Borough of Manhattan of The City of New York, provided, however, that if such federal court does not have jurisdiction over such legal proceedings, they shall be heard and determined exclusively in the Supreme Court of the State of New York, Commercial Division, sitting in the Borough of Manhattan of The City of New York (and any appellate court therefrom). Each of the parties hereto agrees that mailing of process or other papers in connection with any such legal proceedings in the manner provided in Section 7.5 or in such other manner as may be permitted by applicable Laws, will be valid and sufficient service thereof. Each of the parties hereto hereby (i) submits to the exclusive jurisdiction of the aforesaid courts for the purpose of any legal proceeding arising under the Laws of the State of New York out of or relating to this Agreement brought by any party hereto, and (ii) irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any legal proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder any claim that it is not personally subject to the jurisdiction of the aforesaid courts for any reason other than the failure to serve process in accordance with this Section 7.6.

27

7.7          WAIVER OF TRIAL BY JURY. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LEGAL REQUIREMENTS WHICH CANNOT BE WAIVED, EACH OF THE PARTIES AND ANY PERSON ASSERTING RIGHTS AS A THIRD-PARTY BENEFICIARY MAY DO SO ONLY IF HE, SHE OR IT IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS AGREEMENT, EACH OTHER TRANSACTION AGREEMENT AND THE CONSUMMATION OF THE TRANSACTIONS, AND FOR ANY COUNTERCLAIM RELATING THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY NOR ANY PERSON ASSERTING RIGHTS AS A THIRD-PARTY BENEFICIARY SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION AGREEMENTS AND THE CONSUMMATION OF THE TRANSACTIONS. FURTHERMORE, NO PARTY NOR ANY PERSON ASSERTING RIGHTS AS A THIRD-PARTY BENEFICIARY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

7.8          Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, including without limitation the Prior Company Agreement and the Prior SPAC Agreement.

7.9           Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties.

7.10        Headings; Counterparts. The headings in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.11        Specific Performance. The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties hereto do not perform the provisions of this Agreement in accordance with its specified terms or otherwise breach or threaten to breach such provisions. The parties acknowledge and agree that the parties hereto shall be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions hereof. Without limiting the foregoing, each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that (i) there is adequate remedy at law, or (ii) an award of specific performance is not an appropriate remedy for any reason at law or in equity. Any party seeking an order or injunction to prevent breaches or threatened breaches and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

SEMILUX INTERNATIONAL LTD.

By:	/s/ Chang Yung Peng
	Name:	CHANG YUNG PENG
	Title:	CHAIRMAN

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

TAIWAN COLOR OPTICS, INC.

By:	/s/ Chang Yung Peng
	Name:	CHANG YUNG PENG
	Title:	PRESIDENT

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

CHENGHE ACQUISITION CO.

By:	/s/ Shibin Wang
	Name:	Shibin Wang
	Title:	Chief Executive Officer and Director

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

CHENGHE INVESTMENT CO.

By:	/s/ Qi Li
	Name:	Qi Li
	Title:	Director

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

QI LI

/s/ Qi Li

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

SHIBIN WANG

/s/ Shibin Wang

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

ZHIYANG ZHOU

/s/ Zhiyang Zhou

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

KWAN SUN

/s/ Kwan Sun

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

NING MA

/s/ Ning Ma

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

ZHIWEI LIU

/s/ Zhiwei Liu

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

KENNETH HITCHNER

/s/ Kenneth Hitchner

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

ROBERT EWING

/s/ Robert Ewing

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 吳水泉
Name: 吳水泉

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 陳登鴻
Name: 陳登鴻

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 許玲瑀
Name: 許玲瑀

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 周怡君
Name: 周怡君

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 李建忠
Name: 第一創業投資股份有限公司 李建忠

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 陳靜怡
Name: 陳靜怡

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 王文昱
Name: 王文昱

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 王暐寧
Name: 王暐寧

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 陳思廷
Name: 陳思廷

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 廖士傑
Name: 廖士傑

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 廖政傑
Name: 廖政傑

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 王紀勛
Name: 王紀勛

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 鍾明佑
Name: 鍾明佑

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 李仲軒
Name: 李仲軒

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 陳佩君
Name: 陳佩君

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 林育佳
Name: 林育佳

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 陳文佳
Name: 陳文佳

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 謝承穎
Name: 謝承穎

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 王俊琪
Name: 王俊琪

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 王彥程
Name: 王彥程

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 王絹
Name: 王絹

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 王蔡誠
Name: 王蔡誠

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 何俊賢
Name: 何俊賢

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 林淑華
Name: 林淑華

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 林榮俊
Name: 林榮俊

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 徐秀真
Name: 徐秀真

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 翁美玲
Name: 翁美玲

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 張申朋
Name: 張申朋

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 陳政欣
Name: 陳政欣

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 陳美蓮
Name: 陳美蓮

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 黃美鳳
Name: 黃美鳳

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 黃國胤
Name: 黃國胤

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 楊子賢
Name: 楊子賢

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 楊文寬
Name: 楊文寬

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 楊進忠
Name: 楊進忠

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 董修武
Name: 董修武

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 蔡友正
Name: 蔡友正

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 蔡金宗
Name: 蔡金宗

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 蕭安廷
Name: 蕭安廷

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 薛梧平
Name: 薛梧平

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 顏雅鳳
Name: 顏雅鳳

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 魏郁峰
Name: 魏郁峰

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 王淑玲
Name: 王淑玲

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 林榮俊
Name: 弘興事業股份有限公司 林榮俊

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 廖本朝
Name: 廖本朝

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 林美鳳
Name: 林美鳳

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 黃俊傑
Name: 黃俊傑

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 林朝厚
Name: 林朝厚

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 王志峰
Name: 王志峰

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 陳亮州
Name: 陳亮州

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 張朝河
Name: 張朝河

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 吳志略
Name: 吳志略

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 王雅嵐
Name: 王雅嵐

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 王亦欣
Name: 王亦欣

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 王家洺
Name: 王家洺

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 王家宏
Name: 王家宏

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 陳信安
Name: 陳信安

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 林孟安
Name: 林孟安

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 張世欣
Name: 張世欣

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 黃佩瑜
Name: 黃佩瑜

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 王志峰
Name: 怡峰投資有限公司 王志峰

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 徐秀真
Name: 朋宇投資有限公司 徐秀真

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ 黃國胤
Name: 加沛投資有限公司 黃國胤

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ Chang Yung Peng
Name: Clariscope Ventures Group Ltd.

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ Alan Wang
Name: Lucidity Investments Group Ltd.

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

/s/ Chun-Nien Liu
Name: Monilux Global Group

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

VIENNA MANAGEMENT HOLDINGS LTD.::

/s/ TONG LAI PENG, LYNETTE
Name: TONG LAI PENG, LYNETTE

SCHEDULE I

COMPANY HOLDERS

SCHEDULE II

SPAC HOLDERS

EXHIBIT A

Addendum Agreement

This Addendum Agreement (“Addendum Agreement”) is executed on            , 20      , by the undersigned (the “New Holder”) pursuant to the terms of that certain Investor Rights Agreement dated as of            , 20      (the “Agreement”), by and among CayCo and the other parties thereto, as such Agreement may be amended, supplemented or otherwise modified from time to time. Capitalized terms used but not defined in this Addendum Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Addendum Agreement, the New Holder agrees as follows:

1.            Acknowledgment. New Holder acknowledges that New Holder is acquiring certain CayCo Ordinary Shares (the “Shares”) as a transferee of such Shares from a party in such party’s capacity as a holder of Registrable Securities under the Agreement, and after such transfer, New Holder shall be considered an “Holder” and a holder of Registrable Securities for all purposes under the Agreement.

2.            Agreement. New Holder hereby (a) agrees that the Shares shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if the New Holder were originally a party thereto.

3.            Notice. Any notice required or permitted by the Agreement shall be given to New Holder at the address or facsimile number listed below New Holder’s signature below.

NEW HOLDER:	ACCEPTED AND AGREED
Print Name:	SEMILUX INTERNATIONAL LTD.

By:	By: